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                                                                   EXHIBIT 23(B)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Premier Parks Inc.:



    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                             KPMG Peat Marwick LLP



Oklahoma City, Oklahoma
December 23, 1996